LICENSE TERMINATION AGREEMENT

made effective September 1, 2001

BETWEEN:

Ian Westwood
of Calgary, Alberta, Canada

(the Licensor)

- and -

Niew Industries Inc., a corporation according to the laws of British Columbia with offices in Prince George, British Columbia

(the Licensee)

WHEREAS:

A. Pursuant to an Agreement (hereinafter the Agreement) dated November 8, 1999 the Licensor granted a license to the Licensee to practice an invention entitled "Portable Overhead Bin" protected by Untied States Patent Application Serial Number 09\333182 filed on June 14, 1999 (now issued as United States Patent Number 6,106,211) and Canadian Patent Application Number 2,254,702 filed on December 1, 1998;

B. The Licensee and the Licensor now desire to terminate the Agreement and release each other from all further obligations under the Agreement on the terms set out herein:

IN CONSIDERATION of the premises and of the mutual covenants of this Agreement, the parties hereto agree as follows:

1. That effective on the date of this termination agreement as set out above, the Agreement, dated November 8, 1999, is hereby terminated by mutual agreement of the parties thereto.

2. That effective on the date of this termination agreement as set out above, the Licensor hereby releases the Licensee from all further obligations under the Agreement.

3. That effective on the date of this termination agreement as set out above, the Licensee hereby relinquishes all and any rights and interest in the invention entitled "Portable Overhead Bin" granted to it by the Agreement, and hereby recognizes the Licensor as the sole owner of all rights in the invention, with power to deal with the invention in any manner whatsoever.

4. The Licensee agrees to pay to the Licensor the amount of ten thousand ($10,000.00) dollars (Canadian) on or before December 31, 2002.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have each set their hand the day indicated.

/s/ Ian Westwood
Ian Westwood
/s/ signed
Witness
Date: December 14, 2001

Niew Industries Inc.
by its authorized agent

Ken Bergestad
Printed Name and Title
Secretary
/s/ Ken Bergestad
Signature
Date: